FIRST AMERICAN INVESTMENT FUNDS, INC.

                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 24, 2004

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This information supplements the following prospectuses:

     o Stock Funds Class A, Class B, and Class C Shares Prospectus dated January 31, 2004;

     o    Stock Funds Class R Shares Prospectus dated June 30, 2004; and

     o    Stock Funds Class Y Shares Prospectus dated January 31, 2004.

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At a meeting held on September 16, 2004, the board of directors of First
American Investment Funds, Inc., approved the appointment of J.P. Morgan Investment Management Inc. (JPMorgan) as the sub-advisor to the International Fund, subject to the approval of the International Fund's shareholders. A shareholder meeting to vote on the appointment of JPMorgan has been tentatively scheduled for December 7, 2004. Assuming shareholder approval is obtained, JPMorgan is expected to assume management of the fund from the fund's current sub-advisor, Clay Finlay, Inc., shortly after the shareholder meeting. A proxy statement containing detailed information concerning JPMorgan will be provided to the International Fund's shareholders before they are asked to vote on JPMorgan's appointment.

J.P. Morgan Investment Management Inc. is a registered investment adviser under JPMorgan Fleming Asset Management, which had $570 billion in assets under management as of June 30, 2004. The firm, which is based in New York City, was founded in 1838 and is the marketing name of the asset management business of JPMorgan Chase & Co., a publicly-traded company (NYSE:JPM).

James Fisher heads the JPMorgan team that will manage the International Fund. Mr. Fisher is a senior portfolio manager and managing director in the firm's global portfolio group based in London. He joined the firm in 1985.

JPMorgan uses a bottom-up investment strategy that combines local market insight with global sector comparisons. The process begins with stock rankings at the local level, where stocks are evaluated by JPMorgan's regional investment teams based on business, financial, management and valuation factors. A team of London-based portfolio managers then selects stocks from among those that are ranked highly at the local level using global sector analysts' recommendations. This team's stock selections also take into account country and region weightings vis a vis the fund's benchmark.